UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2019

McKesson Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 State Hwy 161

Irving, TX 75039

(Address of Principal Executive Offices, and Zip Code)

(972) 446-4800

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 31, 2019, the following items were voted on at the 2019 Annual Meeting of Stockholders (“Annual Meeting”) of McKesson Corporation (“Company”). The stockholder votes on each item, as certified by the Inspector of Election, are shown below.

Item 1. The Board of Directors’ nominees for directors, as listed in Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 21, 2019 (“Proxy Statement”), were all elected to serve as directors. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dominic J. Caruso	150,328,181	664,725	453,829	15,317,200
N. Anthony Coles, M.D.	128,160,810	22,835,254	450,672	15,317,199
M. Christine Jacobs	141,274,161	9,736,587	435,986	15,317,201
Donald R. Knauss	149,994,925	995,857	455,949	15,317,204
Marie L. Knowles	140,784,484	10,238,484	423,769	15,317,198
Bradley E. Lerman	133,735,983	17,250,081	460,670	15,317,201
Edward A. Mueller	131,196,367	19,803,011	447,355	15,317,202
Susan R. Salka	133,430,340	17,579,622	436,772	15,317,201
Brian S. Tyler	150,162,153	847,588	436,996	15,317,198
Kenneth E. Washington	150,390,774	593,109	462,853	15,317,199

Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,959,216	8,255,084	549,635	—

Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,120,284	89,828,106	498,322	15,317,223

Item 4. The stockholder-submitted proposal on disclosure of lobbying activities and expenditures was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,799,661	81,404,262	1,242,785	15,317,227

Item 5. The stockholder-submitted proposal on 10% ownership threshold for calling special meeting of stockholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,120,524	88,874,669	451,064	15,317,678

Each of the items considered at the Annual Meeting is described in further detail in the Proxy Statement. No additional item was submitted at the Annual Meeting for stockholder action.

[1]	Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.
[2]	Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2019

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, Chief Legal Officer and General Counsel